SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported) March 12, 2001
                                                       --------------


                           TRIPLE S PLASTICS, INC.
          ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Michigan              0-23474             38-1895876
          --------              -------             ----------
      (State or Other         (Commission          (IRS Employer
      Jurisdiction of         File Number)      Identification No.)
       Incorporation)


          7950 Moorsbridge Road, Suite 200, Portage, Michigan 49024
          ---------------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)


   Registrant's telephone number, including area code  (616) 327-3417
                                                       --------------


   ITEM 5.   OTHER EVENTS.

             On March 12, 2001, Triple S Plastics, Inc., a Michigan corporation (the "Company"), issued a press release relating to (1) the termination of the Merger Agreement dated July 13, 2000, as amended, by and among the Company, Eimo Oyj, and a wholly owned subsidiary of Eimo Oyj, and (2) further developments with the Company's principal customer. A copy of that press release is filed herewith as Exhibit 99 and is incorporated herein by reference.













































                                     -2-


                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRIPLE S PLASTICS, INC.
                                  (Registrant)



   Date: March 12, 2000          By:
                                     ----------------------------
                                 Name:     Albert C. Schauer
                                 Title:    Chief Executive Officer





































                                     -3-


                                EXHIBIT INDEX
                                -------------


   Exhibit
   No.            Description
   -------        -----------

   99        Press Release, dated March 12, 2001,  issued by Triple S
             Plastics, Inc.